SPIRIT OF AMERICA INVESTMENT FUND, INC.

(the “Company”)

Spirit of America Real Estate Fund

Class A Shares

Class B Shares

Spirit of America Value Fund

Prospectus

February 25, 2005

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SPIRIT OF AMERICA REAL ESTATE FUND

(the “Real Estate Fund”)

A SUMMARY OF THE REAL ESTATE FUND

Investment Objectives.    Growth of capital and current income.

Principal Strategies.    The Real Estate Fund invests primarily in real estate investment trusts (REITs) with successful track records. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests.

The Real Estate Fund intends to invest, under normal circumstances, at least 80% of its total assets in equity REITs and the equity securities of real estate industry companies. The Real Estate Fund looks for stock where the price is low in relationship to the underlying value of the company and its real estate. The Real Estate Fund evaluates price/earnings ratios to attempt to identify those REITs which have strong underlying value; selects REITs paying high dividends in comparison to other REITs; evaluates earnings and dividend growth potential and continuously monitors interest rates, occupancies, rental income and new construction.

The Real Estate Fund may also invest in mortgage-backed securities, investment-grade taxable municipal obligations and short-term investments.

Investment Risks.    Any investment involves risk. The risks associated with an investment in the Real Estate Fund include:

•	The cyclical nature of the real estate industry subjects the real estate and real estate related securities held by the Real Estate Fund to any market or economic condition that may affect the value of real estate (up or down).

•	REIT securities may be more volatile in price than the securities of larger market capitalization companies.

•	Mortgage-backed securities are subject to prepayment or non-payment on the underlying mortgage.

•	Investment-grade taxable municipal obligations may be downgraded after the Real Estate Fund invests in them. In addition, their prices will fall as interest rates rise, and rise as interest rates fall.

•	Short-term investments carry the risk that a greater rate of return may have been earned on an investment more consistent with the Real Estate Fund’s investment objectives. Their prices will fluctuate as interest rates fluctuate.

•	The Real Estate Fund concentrates in real estate and real estate related securities and the real estate sector may underperform in comparison with other investment sectors.

•	The stocks purchased by the Real Estate Fund may not appreciate in value as the Fund’s investment adviser, Spirit of America Management Corp. (the “Adviser”), anticipates.

•	The loss of your investment in the Real Estate Fund.

Suitability.    An investment in the Real Estate Fund may be suitable for long-term investors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in REITs. Investors should be willing to accept the potential volatility of such investments and the risks of a fund that concentrates in a single industry.

Past Performance.    The bar chart and performance table below illustrate the risks of investing in the Real Estate Fund by showing changes in the Real Estate Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. The Real Estate Fund’s past performance (before and after taxes) does not necessarily indicate how the Real Estate Fund will perform in the future.

The bar chart shows the changes in the annual total returns for each of the last six calendar years for the Real Estate Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown.

The performance table shows how the Real Estate Fund’s average annual returns compare with those of its benchmark, the Morgan Stanley REIT Index. Figures assume reinvestment of all dividends and distributions. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2004)

	1 Year	5 Years	Since Inception*
Spirit of America Real Estate Fund—Class A
Return Before Taxes	17.48%	20.27%	10.50%
Return After Taxes on Distributions(1)(2)	16.56%	18.33%	8.46%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	11.81%	16.59%	7.73%
Morgan Stanley REIT Index (reflects no deduction for fees, expenses or taxes)	31.39%	16.83%	11.59%

	1 Year	5 Years	Since Inception**
Spirit of America Real Estate Fund—Class B(3)
Return Before Taxes (Assume no CDSC fee)	23.25%	20.74%	11.48%
Return Before Taxes (CDSC fee)	15.14%	19.11%	10.13%
Morgan Stanley REIT Index (reflects no deduction for fees, expenses or taxes)	31.39%	16.83%	12.22%

*	The inception of Class A Shares was January 9, 1998.
**	The inception of Class B Shares was March 6, 1998.

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	After-tax returns are shown for only Real Estate Fund Class A Shares and after-tax returns for Real Estate Fund Class B Shares will vary.

FEES AND EXPENSES OF THE REAL ESTATE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Real Estate Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class B
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25	%(1)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(2)	5.75	%(3)

Annual Fund Operating Expenses:

(expenses that are deducted from the Real Estate Fund’s assets)

	Class A		Class B
Management Fees	0.97%		0.97%
Distribution and Service (12b-1) Fees	0.30%		1.00%
Other Expenses	0.56%		0.56%

Total Annual Fund Operating Expenses	1.83	%(4)	2.53	%(4)

(1)	Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See “Distribution Arrangements.”
(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See “Distribution Arrangements.”
(3)	A CDSC is imposed on redemptions of Real Estate Fund Class B Shares that are made within seven years of purchase. The CDSC is 5.75% in the first year and decreases to 0% in the eighth year, according to a declining schedule. See “Distribution Arrangements” for a CDSC schedule.
(4)	These are the total fees and expenses that the Real Estate Fund incurred for the fiscal year ended October 31, 2004. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses of Real Estate Fund Class A shares and Real Estate Fund Class B shares will not exceed 1.97% and 2.67%, respectively, of the average daily net assets of each Class. Because neither class of shares exceeded its expense limitation during the fiscal year ended October 31, 2004, the Adviser did not reimburse any expenses. However, the Adviser has agreed to continue to waive advisory fees and/or reimburse expenses for the Real Estate Fund until February 24, 2006. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Real Estate Fund within the following three years, provided the Real Estate Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 30 days’ written notice from the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Real Estate Fund with the cost of investing in other mutual funds.

The Example assumes that:

•	you invest $10,000 in the Real Estate Fund for the time periods indicated;

•	you redeem all of your shares at the end of those periods;

•	your investment has a 5% return each year; and

•	the Real Estate Fund’s operating expenses for the one-year period are calculated net of any fee waivers and/or expense reimbursements and the Real Estate Fund’s operating expenses for the other periods do not reflect any fee waivers and/or expense reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Real Estate Fund Class A Shares	$695	$1,052	$1,432	$2,500
Real Estate Fund Class B Shares	$825	$1,170	$1,516	$2,553

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Real Estate Fund Class A Shares	$695	$1,052	$1,432	$2,500
Real Estate Fund Class B Shares	$250	$770	$1,316	$2,806

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE REAL ESTATE FUND

Investment Objectives.    Growth of capital and current income.

General.    At least 80% of the Real Estate Fund’s total assets will be invested in equity REITs and the equity securities of real estate industry companies. A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing.

The Real Estate Fund may also, but currently does not, invest up to 20% of its total assets in (a) mortgage-backed securities, (b) investment-grade taxable municipal obligations and (c) short-term investments. These instruments are described below.

When selecting equity securities, the Real Estate Fund’s Adviser focuses on whether the issuer can achieve sustainable growth in cash flow, which is a prerequisite to higher dividend paying capability. The Adviser looks for the economic viability of property markets in which the issuer operates, and the ability of management to add value through strategic focus and operating expertise. The Real Estate Fund purchases equity securities when, in the judgment of the Adviser, the market price for such securities does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by site visits, price-earnings ratios for real estate companies, cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and any other factor which may from time to time be relevant. It also monitors interest rates, occupancies, rental income and new construction.

REITs.    The Real Estate Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Real Estate Fund.

Mortgage-Backed Securities.    The Real Estate Fund may invest in all types of mortgage-backed securities. The Real Estate Fund also may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Although Fannie Mae, Freddie Mac and similar U.S. Government sponsored entities such as the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, the securities issued by them are neither issued nor guaranteed by the U.S. Treasury. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. Government’s full faith and credit.

Taxable Municipal Obligations.    The Real Estate Fund may invest in investment grade taxable municipal securities. These securities are debt obligations issued by municipalities and local agencies within the United States to obtain funds for various public purposes. In addition, public authorities issue taxable industrial development bonds to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obligations, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits of the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-free municipal securities, the interest on taxable municipal securities generally will be included in gross income for federal income tax purposes and may be subject to income taxes imposed by any state or political subdivision.

Investment grade securities are within the four highest credit ratings of Moody’s Investors Service, Inc. (“Moody’s”), are rated A-1, AA or better by Standard & Poor’s Ratings Group (“S&P”), or are comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. The Real Estate Fund generally will not retain securities that fall below investment grade.

Short-Term Investments.    The short-term investments in which the Real Estate Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

Concentration of Investments.    The Real Estate Fund invests primarily in real estate related securities. This means the Real Estate Fund is concentrated in the real estate industry. A fund that concentrates its investments is subject to greater risk of loss than a fund that has a more diversified portfolio of investments.

Temporary Investments.    From time to time, the Real Estate Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Real Estate Fund will assume a temporary defensive posture only when economic and other factors adversely affect the real estate industry market and, in the Adviser’s opinion, present extraordinary risks in being invested primarily in real estate securities. When the Real Estate Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Risks.    Investments in real estate and real estate related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Real Estate Fund’s investments are concentrated geographically, by property type or in certain other respects, the Real Estate Fund may be subject to these risks to a greater extent. The stocks purchased by the Real Estate Fund may not appreciate in value as the Adviser anticipates.

In addition, if the Real Estate Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Composite Stock Price Index.

Investing in investment grade taxable municipal obligations involves the risk of default among one or more issuers of taxable municipal obligations which are held by the Real Estate Fund. Another risk may be the inability to readily find a buyer at or near the market price should the Real Estate Fund need to quickly dispose of one or more of its positions in taxable municipal obligations. Also, municipal securities rated investment grade at the time of purchase may be subsequently downgraded.

Municipal obligations and short-term securities are subject to interest rate risk. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline.

Investing in mortgage-backed securities involves risks such as the failure of a counterparty to meet its commitments and the effects of prepayments on mortgage cash flows. Prepayment rates are influenced by changes in current interest rates and a variety of other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The Real Estate Fund may fail to recoup fully its investment in mortgage-backed securities due to the possibility of non-payment of the underlying mortgages, notwithstanding any direct or indirect governmental or agency guarantee. When the Real Estate Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of locking in interest rates.

Disclosure of Portfolio Holdings.    A description of the Real Estate Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Company’s Statement of Additional Information.

SPIRIT OF AMERICA VALUE FUND

(the “Value Fund”)

A SUMMARY OF THE VALUE FUND

Investment Objectives.    The Value Fund seeks to provide capital appreciation with a secondary objective of current income.

Principal Strategies.    The Value Fund focuses on the value segment of the U.S. equity market. The Value Fund invests at least 80% of its total assets in equity securities of companies in the value segment of the market. Using the “value” approach, the Value Fund’s Adviser buys those securities considered to be conservatively valued relative to the securities of comparable companies. To earn current income, the Value Fund will invest in the equity securities of companies that have a proven history of paying consistent dividends.

What is a Value Fund?

A value fund generally emphasizes stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. Among the valuation factors used to evaluate these stocks will be companies with lower debt ratios than their peer group and companies which are undervalued vs. their intrinsic worth and future income potential. These stocks generally have growth prospects regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average relative to such factors as revenue, earnings, book value and dividends.

Investment Risks.    Any investment involves risk. The risks associated with an investment in the Value Fund include:

•	Market Risk—The market value of the Value Fund’s investments fluctuates as the equity market fluctuates. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole.

•	Mid-Capitalization Company Risk—The investments in mid-capitalization companies in which the Value Fund focuses may be more volatile than investments in larger, better capitalized companies.

•	Volatility Risk—The performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors.

•	The stocks purchased by the Value Fund, while believed by the Value Fund’s Adviser to be undervalued, may not appreciate in value as the Adviser anticipates.

•	The potential loss of your investment in the Value Fund if the Value Fund depreciates in value.

•	The risk that a portfolio holding is unable to maintain dividend payments at historical levels.

Suitability.    An investment in the Value Fund may be suitable for long-term investors who seek appreciation of capital. Investors should be willing to accept the potential volatility of such investments.

Past Performance.    The bar chart and performance table below illustrate the risks of investing in the Value Fund by showing changes in the Value Fund’s performance from year to year and by showing how the Value Fund ‘s average annual total returns compare with those of a broad measure of market performance. The Value Fund’s past performance (before and after taxes) does not necessarily indicate how the Value Fund will perform in the future.

The bar chart shows the changes in annual total returns for the last two calendar years for the Value Fund. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown.

The performance table shows how the Value Fund’s average annual returns compare with those of its benchmark, the Russell 1000 Value Index. Figures assume reinvestment of all dividends and distributions. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2004)

	1 Year	Since Inception*
Spirit of America Value Fund
Return Before Taxes	4.17%	8.74%
Return After Taxes on Distributions(1)(2)	2.85%	7.46%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	4.07%	8.61%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	13.66%	15.97%

*	The inception of the Value Fund was August 1, 2002.
(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE VALUE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25	%(1)
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(2)

Annual Fund Operating Expenses:

(expenses that are deducted from the Value Fund’s assets)

Management Fees	0.97%
Distribution and Service (12b-1) Fees	0.30%
Other Expenses	0.76%

Total Annual Fund Operating Expenses	2.03%

Less Fee Waiver and/or Expense Reimbursement	(0.06%)

Net Annual Operating Expenses	1.97	%(3)

(1)	Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See “Distribution Arrangements.”
(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See “Distribution Arrangements.”
(3)

These are the net fees and expenses that the Value Fund incurred for the fiscal year ended October 31, 2004. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.97% of the average daily net assets of the Value Fund. The Adviser has agreed to continue to waive advisory fees and/or reimburse expenses for the Value Fund until February 24, 2006. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Value Fund within the following three years, provided the Value Fund is able to make such reimbursement and remain in compliance with the expense limitation stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 30 days’ written notice from the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds.

The Example assumes that:

•	you invest $10,000 in the Value Fund for the time periods indicated;
•	you redeem all of your shares at the end of those periods;
•	your investment has a 5% return each year; and
•	the Value Fund’s operating expenses for the one-year period are calculated net of any fee waivers and/or expense reimbursements and the Value Fund’s operating expenses for the other periods do not reflect any fee waivers and/or expense reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Value Fund	$714	$1,123	$1,555	$2,758

You would pay the same amount of expenses if you did not redeem your shares.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS OF THE VALUE FUND

Investment Objectives.    Capital appreciation with a secondary objective of current income.

General.    The Value Fund invests at least 80% of its total assets in equity securities of companies in the value segment of the market. In order to achieve current income, the Value Fund will invest in equity securities with a proven history of paying consistent dividends.

The Value Fund invests in publicly registered companies which are generally listed on the New York Stock Exchange (“NYSE”), American Stock Exchange or NASDAQ. The Value Fund will focus on companies which may be established in their industry, but are deemed to be undervalued by the Value Fund’s Adviser. As part of the investment process, the Adviser also looks at the economic viability of a company and its market sector, as well as the ability of management to add significant value through strategic focus and operating expertise.

Temporary Investments.    From time to time, the Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Value Fund will assume a temporary defensive position only when economic and other factors adversely affect the equity market. When the Value Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Stock Market Risks.    The market value of the Value Fund’s investments will fluctuate as the equity market fluctuates. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole. Performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors. The stocks purchased by the Value Fund may not appreciate in value as the Adviser anticipates.

Value Investing.    The value approach to investing involves the risk that the stocks selected by the Adviser may remain undervalued. Value stocks as a group may be out of favor and under-perform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. In addition, the Value Fund may have to forgo investments that show growth potential if they are inconsistent with its value investment strategy.

Value funds often focus many of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within such industries than would a more diversified portfolio of securities.

Other risks include the risk associated with dividend-paying companies, such as the company’s inability to continue regular dividend payments.

Disclosure of Portfolio Holdings.    A description of the Value Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Company’s Statement of Additional Information.

MANAGEMENT OF THE FUNDS

Investment Adviser

Spirit of America Management Corp., 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, is the investment adviser of the Real Estate Fund and the Value Fund (collectively the “Funds”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser has managed the investments of the Funds since their inception and has no other assets under management.

The Adviser invests the Funds’ assets, manages the Funds’ business affairs and supervises the Funds’ day-to-day operations. The Adviser provides the Funds with advice on buying and selling securities in accordance with the Funds’ investment objectives, policies and limitations. The Adviser also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to the Adviser’s responsibilities under its investment advisory contract with the Funds.

The Funds each pay the Adviser a fee at the annual rate of 0.97% of the Funds’ average daily net assets. The fee is accrued daily and paid monthly. After fee waivers and expense reimbursements, the Adviser received a fee of 0.97% of the Real Estate Fund’s average daily net assets for the fiscal year ended October 31, 2004 and a fee of 0.91% of the Value Fund’s average daily net assets for the fiscal year ended October 31, 2004.

Portfolio Manager

Ronald W. Weiss is primarily responsible for the day-to-day management of the Funds’ portfolios. Mr. Weiss has been associated with the Adviser since 1997 as Portfolio Manager. Mr. Weiss has spent over twenty years in the real estate finance and investment banking industry, which includes debt and equity financing, real estate investment trusts, asset management, new investment product development and venture capital transactions for financial services firms.

Mr. Weiss was formerly Senior Vice President of Gilford Securities, Inc., New York, NY from April 1996 to May 1997 and Senior Real Estate Investment Trust Analyst and Vice President of First Albany Corporation,

New York, NY from 1994 through April of 1996. Prior to that, Mr. Weiss was Managing Director and Real Estate General Counsel for Primerica Corporation, New York, NY from 1991 to 1994. From 1972 through 1990, Mr. Weiss served as founder, Chairman and CEO of Shearson Lehman Real Estate Corporation, Executive Vice President of Shearson Lehman Brothers, Inc., and an officer and director of thirty-four Shearson Lehman subsidiary companies. He received a Bachelor of Science in Economics from the Wharton School of Business of the University of Pennsylvania and a LLB Juris Doctorate degree from the Columbia University School of Law.

PRICING FUND SHARES

Portfolio securities are valued, and net asset value (“NAV”) per share of each class of the Funds is calculated, as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The procedure for determining the NAV is identical for all classes of the Funds’ shares, but due to the specific distribution expenses and other costs allocable to each class, Real Estate Class A Shares and Real Estate Fund Class B Shares will not have the same NAV.

The NAV for each Fund is computed by adding the value of that Fund’s investments, cash and other assets, deducting liabilities and dividing the result by the number of shares of that Fund outstanding. With respect to the Real Estate Fund, expenses attributable to a specific class are deducted in determining the NAV of the class.

Each Fund’s equity securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors described below.

The Company has established a valuation committee known as the Pricing Committee (the “Committee”). The Committee has responsibility for, among other things, determining and monitoring the value of each Fund’s assets. Fair value determinations are required for securities: (i) for which market quotations, in the judgment of the Adviser, are insufficient or not readily available; (ii) for which, in the judgment of the Adviser, the value does not represent a fair value of the security; or (iii) determined to be illiquid in accordance with the Company’s Liquidity Procedures. The Committee is comprised of the Portfolio Manager of the Company, the Chief Compliance Officer of the Adviser, any Officer of the Company and any Director of the Company.

When the Adviser determines that a fair value determination is required for a security, the Adviser shall call a Committee meeting to determine a fair value of the security. The Adviser may also notify one or more Directors, who are not members of the Committee, of the Committee meeting if the Adviser considers it advisable to do so.

At the meeting of the Committee, a representative of the Adviser familiar with the security shall describe to the Committee the nature of the security, the circumstances requiring a fair value determination and the Adviser’s recommended fair value or methodology for determining a fair value of the security.

The Committee (including any Director participating in the meeting who is not a member of the Committee) shall make a fair value determination for the security and for each security that has been valued by a fair value determination, the Adviser shall monitor the continuing appropriateness of the value or valuation methodology used with respect to the security. In the event the Adviser believes that the value or valuation methodology no longer produces a fair value of the security, the Committee shall make a new fair value determination.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Securities for which a reliable market value cannot be determined or for which market value is no longer reliable, are priced at fair value. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

HOW TO PURCHASE SHARES

General

You can purchase shares of the Funds through broker-dealers that have executed a selling agreement with the Funds’ distributor, SSH Securities, Inc. (the “Distributor”). Real Estate Fund Class A Shares and Value Fund Shares are sold at the NAV next determined after receipt of a purchase order by the Company’s transfer agent, PFPC Inc. (the “Transfer Agent”), plus an initial maximum sales charge of up to 5.25% of the offering price (5.54% of the net amount invested) reduced on investments of $100,000 or more. Real Estate Fund Class B Shares are sold without a sales charge at the current NAV, but a Contingent Deferred Sales Charge (“CDSC”) may be imposed at the time of redemption. The minimum initial investment for both Funds is $500; the minimum subsequent investment is $50. See “Distribution Arrangements” for more complete information on each class of shares of the Funds.

Purchase orders for shares of either Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the appropriate Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

Each Fund and the Transfer Agent reserve the right to reject any purchase order in whole or in part. The Company reserves the right to suspend the offering of shares of either Fund. The Company also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Company will not accept checks endorsed by a third party as payment for purchase orders.

When you sign your account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (“IRS”). If you violate IRS regulations, the IRS can require the Fund to withhold a portion of your taxable distributions and redemptions.

All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned.

Purchases by Mail

Shares may be purchased initially by completing the account application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to “Spirit of America Real Estate Fund” (please specify Class A Shares or Class B Shares) or “Spirit of America Value Fund.” The check or money order and account application may be mailed via regular mail to PFPC Inc., P.O. Box 9800, Providence, RI 02940-8000. If you are sending applications, checks or other communications to the Transfer Agent via express delivery, registered or certified mail, send to PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212. Please send a minimum of $500 (including IRA and SEP accounts).

When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to “Spirit of America Real Estate Fund” or “Spirit of America Value Fund” and mailed to the Transfer Agent at the addresses noted above. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order, provided it is received before 4:00 p.m. Eastern Time.

Purchases by Wire

To invest by wire, you must first call the Transfer Agent at (800) 452-4892 to receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. In addition, an account application should be promptly forwarded to: PFPC Inc., P.O. Box 9800, Providence, RI 02940-8000.

If you have a commercial bank account at a member firm of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire to: PNC Bank, ABA# 031000053, Account #: 8606905732, (“Spirit of America Real Estate Fund” or “Spirit of America Value Fund”), FBO: (Insert your name and account number).

You may make additional investments at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire. The Company will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received on the next business day.

Purchases through Broker-Dealers

The Company may accept telephone orders only from broker-dealers or financial intermediaries that have executed a selling agreement with the Distributor. The broker-dealers or financial intermediaries must promptly forward purchase orders and payments for the same to the appropriate Fund. Brokers or financial intermediaries through which an investor purchases shares of either Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Broker/dealers and mutual fund networks may have different minimum investment requirements.

For any order to be confirmed at the current day’s offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. Eastern Time on the same day. For any dealer order to be confirmed at the current day’s offering price, it not only must be received by the dealer prior to 4:00 p.m. Eastern Time on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. Eastern Time on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. Eastern Time are confirmed at the offering price on the following business day.

Purchases by Telephone

The Funds accept telephone purchases only from brokers or financial intermediaries. Individuals may not make purchases by telephone.

Automatic Investment Plan

You can make additional purchases of shares of each Fund through an Automatic Investment Plan. The Automatic Investment Plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 and completing the Automatic Investment Plan section of the account application enclosed with this Prospectus. Subsequent investments may be made on a monthly or quarterly basis and are subject to a minimum required amount of $50. The Company may alter, modify or terminate this plan at any time.

HOW TO REDEEM SHARES

You may redeem your shares of the Funds on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

Redemption by Mail

You may redeem shares by submitting a written request for redemption via regular mail to PFPC Inc., P.O. Box 9800, Providence, RI 02940-8000. If you are sending your request via overnight mail services, send to PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212. A written redemption request must: (i) identify your account name and account number; (ii) include the name of the Fund and class of shares, if applicable; (iii) state the number of shares or dollar amount to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $10,000, or where proceeds are to be mailed to an address or bank account other than that shown on the Transfer Agent’s records. When the Funds require a signature guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.

Redemption by Telephone or by Wire

With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemption by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written request with a signature guarantee (as described above) to the Transfer Agent.

The Company reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, you should follow the procedures for redemption by mail.

Neither the Company nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Company and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Company or the Transfer Agent fails to use reasonable procedures to verify the genuineness of telephone instructions, the Company may be liable for losses due to fraudulent or unauthorized instructions. The Company reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder’s address of record or wired to the shareholder’s bank account on file with the Transfer Agent.

Systematic Withdrawal Plan

The Funds offer a Systematic Withdrawal Plan as an option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th day of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Because the Real Estate Fund Class A Shares and Value Fund Shares have a front-end sales load, it is not advisable to participate in the Systematic Withdrawal Plan if you are regularly purchasing shares. The Systematic Withdrawal Plan is not available for the Real Estate Fund Class B Shares. For information about starting a Systematic Withdrawal Plan, call the Transfer Agent at (800) 452-4892.

General Redemption Information

When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an intermediary, you may be subject to additional charges.

The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Directors, result in the need for the Funds to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Funds. The Funds have reserved the right to redeem shares in-kind, or partly in cash and partly in-kind.

Each Fund has elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See “Pricing Fund Shares.” In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of the Funds’ portfolios.

The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Funds’ shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of either Fund not reasonably practicable.

Minimum Balances

Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares

Fund investors may attempt to profit through a practice called market timing or short-term trading in Fund shares. This might be achieved by the purchase and redemption of Fund shares within a short time period. Frequent short-term trading of shares may be detrimental to the long-term performance of the Fund because it may disrupt portfolio management strategy and because it may increase Fund expenses. The Board of Directors has adopted the following policies and procedures to discourage market timing. The Funds receive reports from their service provider through which they monitor activity, which may be construed to be short-term trading. When such activity appears to be taking place the Fund issues instructions to its service provider so as to place restrictions on the shareholder’s purchase or exchange activity. From time to time the Funds may put in place other procedures or practices to detect and/or discourage market timing by investors. However, investors should be aware that the Funds’ procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place. The ability of the Company and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Company receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Exchange of Shares

You are permitted to exchange your Value Fund Shares for Real Estate Fund Class A Shares, or vice versa, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

DISTRIBUTION ARRANGEMENTS

The Real Estate Fund offers two classes of shares: Real Estate Fund Class A Shares (“Class A Shares”) and Real Estate Fund Class B Shares (“Class B Shares”) and the Value Fund offers one class of shares: Value Fund Shares. Each class of shares has the same rights and is identical in all respects, except Real Estate Fund Class A Shares and Value Fund Shares charge a front-end sales load and pay 12b-1 fees. Real Estate Fund Class B shares bear a higher 12b-1 fee and are subject to a CDSC if sold within seven years of purchase.

Rule 12b-1 Plans

Real Estate Fund Class A Shares, Real Estate Fund Class B Shares and Value Fund Shares have each adopted a Plan of Distribution (each, a “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each 12b-1 Plan permits the Fund or class, as applicable, to pay the Distributor from its own assets for the Distributor’s services and expenses in distributing shares of each Fund (“distribution fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). Real Estate Fund Class A Shares and Value Fund Shares pay a 12b-1 fee at the annual rate of 0.30% of average daily net assets. Real Estate Fund Class B Shares pay a 12b-1 fee at the annual rate of 1.00% (0.25% of which are service fees) of average daily net assets. Each class has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of each respective class or Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Real Estate Fund Class A Shares and Value Fund Shares

The offering price for Real Estate Fund Class A Shares and Value Fund Shares includes a front-end sales charge. The maximum sales charge is 5.25% of the offering price (5.54% of the net amount invested) and is reduced on investments of $100,000 or more. Real Estate Fund Class A Shares and Value Fund Shares are subject to annual 12b-1 fees of 0.30% of average daily net assets of such class in any year. Certain purchases of Real Estate Class A Shares and Value Fund Shares qualify for reduced front-end sales charges, as discussed below.

Real Estate Fund Class B Shares

Real Estate Fund Class B Shares are offered without a front-end sales charge, but are subject to a CDSC if the shares are redeemed within seven years of purchase. Real Estate Fund Class B Shares are subject to annual 12b-1 fees of 1.00% (0.25% of which are service fees) of average daily net assets in any year for approximately eight years after purchase. At the end of approximately eight years after purchase, Real Estate Fund Class B Shares will automatically be converted into Real Estate Fund Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee of 0.30% for Real Estate Fund Class A Shares will apply. See “Automatic Conversion of Real Estate Fund Class B Shares.”

Real Estate Fund Class B Shares permit all of your investment to work from the time the investment is made. Real Estate Fund Class B Shares are designed to permit you to purchase shares without the assessment of a front-end sales load and, at the same time, permit the Distributor to compensate authorized dealers with respect to such shares. In this regard, the purpose and function of the CDSC and Rule 12b-1 fee is to provide for the financing of the distribution of Real Estate Fund Class B Shares. Higher 12b-1 fees paid by Real Estate Fund Class B Shares will result in a higher expense ratio and lower dividends than Real Estate Fund Class A Shares and Value Fund Shares.

Factors to Consider in Choosing a Class of Shares of the Real Estate Fund

You should determine whether it is more advantageous for you to purchase Real Estate Fund Class A Shares and incur a front-end sales charge or purchase Real Estate Fund Class B Shares and have your entire purchase invested in the Real Estate Fund, subject to a CDSC if you redeem shares within seven years of purchase. In addition, you should consider the level of annual 12b-1 Plan fees applicable to each Class. The higher 12b-1 Plan fees on Real Estate Fund Class B Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money, or with respect to your total investment in the Fund.

Sale of Real Estate Fund Class A Shares and Value Fund Shares

The sales charge you pay for Real Estate Fund Class A Shares and Value Fund Shares depends on the dollar amount invested, as shown in the table below.

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Under $100,000	5.25%	5.54%
$100,000 but less than $250,000	4.50%	4.71%
$250,000 but less than $500,000	3.75%	3.89%
$500,000 but less than $1,000,000	3.00%	3.09%
$1,000,000 or more*	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Funds impose a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

If a prospective investor puts in orders on the same day to purchase Fund shares for (i) his/her individual account, (ii) joint account, (iii) individual retirement account, (iv) retirement plan account for his/her benefit or (v) his/her trust account, all such orders may be aggregated to determine possible breakpoint eligibility. It is the responsibility of the investor to advise his broker that he/she has holdings in other accounts that may qualify him/her for a lower sales charge. This information should be updated whenever changes occur, and it is the investor who is in the best position to be aware of his/her holdings.

Sales at Net Asset Value

Real Estate Fund Class A Shares and Value Fund Shares may be sold at NAV (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of the Adviser or its affiliates; (ii) (a) officers and present or former directors of the Funds, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children (up to age 18) of any such person, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Funds); (iii) the Adviser, the Distributor, and their affiliates, and certain employee benefit plans for employees of the Adviser and the Distributor; (iv) persons who establish, to the Distributor’s satisfaction, that they are investing, within such time period as may be designated by the Distributor, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Distributor; (v) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made) if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Distributor; and (vi) investors who redeem shares of either Fund (excluding Real Estate Fund Class B Shares) and then decide to reinvest their redemption proceeds in additional shares of a Fund within 30 days.

Sale of Real Estate Fund Class B Shares

Real Estate Fund Class B Shares are sold at NAV, without an initial sales charge, next determined after receipt of an order. The full amount of your purchase is invested in Real Estate Fund Class B Shares. A CDSC, however, will be imposed on certain redemptions of Real Estate Fund Class B Shares within seven years after purchase. Real Estate Fund Class B Shares acquired by reinvestment of distributions and shares held for more than seven years may be redeemed without charge at any time. To determine the CDSC assessed on any redemption, Real Estate Fund Class B Shares will first redeem shares not subject to a CDSC, second, shares held for more than seven years, but before the eighth year anniversary of shares acquired pursuant to reinvestment of dividends or distributions, and third, shares held longest during this eight-year period. This will result in your paying the lowest possible CDSC.

The CDSC is calculated by multiplying the lesser of the original purchase price or the NAV of such shares at the time of redemption by the applicable percentage shown in the table below. No CDSC will be imposed on amounts representing increases in NAV above the initial purchase price of the shares identified for redemption.

Redemption Within	Percentage of Offering Price		Percentage of Net Amount Invested
First Year Second Year Third Year Fourth Year Fifth Year Sixth Year Seventh Year Eighth Year	5.75 5.00 4.00 3.00 2.00 2.00 1.00 0.00	% % % % % % % %	6.10 5.26 4.16 3.09 2.04 2.04 1.01 0.00	% % % % % % % %

CDSC Waivers

The CDSC is waived on redemptions of Real Estate Fund Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code) of all registered owners occurring after the purchase of the shares being redeemed, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) in connection with returns of excess contributions to an IRA or other retirement plan, or (iv) effected pursuant to the right of the Real Estate Fund to liquidate a shareholder’s account as described under “How to Redeem Shares.”

Automatic Conversion of Real Estate Fund Class B Shares

Real Estate Fund Class B Shares held for eight years after purchase are automatically converted into Real Estate Fund Class A Shares on the eighth anniversary after purchase. The Real Estate Fund will effect conversions of Real Estate Fund Class B Shares into Real Estate Fund Class A Shares only four times in any calendar year, on the fifteenth business day of the months of March, June, September and December (each, a “Conversion Date”). If the eighth anniversary after a purchase of Real Estate Fund Class B Shares falls on a Conversion Date, Real Estate Fund Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, Real Estate Fund Class B Shares will be converted on the next Conversion Date after such anniversary.

The Real Estate Fund Class A Shares into which the Real Estate Fund Class B Shares will convert are subject to ongoing annual 12b-1 Plan fees of 0.30% of average daily net assets of such shares. The Class A front-end sales charge will not apply to converted shares.

The automatic conversion of Real Estate Fund Class B Shares to Real Estate Fund Class A Shares constitutes a tax-free exchange for federal income tax purposes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to distribute all or substantially all of its net investment income and net capital gains to shareholders each year. Normally, income dividends will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board of Directors. All such dividends and capital gain distributions are taxable to the shareholder whether received in cash or reinvested in shares. A portion of the distributions paid to each Fund and subsequently distributed to shareholders may be characterized as a return of capital. The final determination of the amount of the appropriate Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Real Estate Fund will distribute the return of capital it receives from the REITs in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization.

Dividends paid by the Real Estate Fund with respect to its Class A Shares and Class B Shares are calculated in the same manner and at the same time. Each class will share proportionately in the investment income and expenses of the Real Estate Fund, except that the per share dividends of Class B Shares will differ from the per share dividends of Class A Shares as a result of additional distribution expenses applicable to Class B Shares.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxes

The Funds expect that their distributions generally will consist of net investment income and any net short-term capital gains.

Dividends representing net investment income and distributions of net short-term capital gains are taxable as ordinary income. For shareholders of the Real Estate Fund, distributions from REITs generally are not qualifying dividend income. The excess of net capital gains over the net capital losses realized and distributed by a Fund to its shareholders as capital gains distributions is expected to be taxable to the shareholders as long-term capital gains, regardless of the length of time a shareholder may have held his or her shares of a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gain will cease to apply to taxable years beginning after December 31, 2009.

Distributions received by a shareholder may include nontaxable returns of capital, which will reduce a shareholder’s basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as a capital gain.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

Each Fund will be required to withhold a portion of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Funds or if the shareholder is otherwise subject to backup withholding.

Shareholders will be advised annually as to the federal tax status of ordinary income dividends, qualified dividend income, and capital gains and return of capital distributions made by a Fund for the preceding year. Distributions by a Fund may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding their own tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the periods indicated. Certain information reflects results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Tait, Weller & Baker, whose report, along with each Fund’s financial statements, are included in the annual report, which is available upon request.

Real Estate Fund Class A Shares

	For the Year Ended October 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.93	$8.96	$8.84	$7.41	$7.48

Income from Investment Operations:
Net investment income	0.20	0.30	0.40	0.31	0.45
Net realized and unrealized gain/(loss) on investments	2.37	2.30	0.36	1.63	0.15

Total from investment operations	2.57	2.60	0.76	1.94	0.60

Less Distributions:
Distributions from net investment income	(0.20)	(0.30)	(0.40)	(0.31)	(0.45)
Distributions from capital gains	(0.27)	(0.09)	(0.12)	—	—
Distributions in excess of ordinary income	—	—	(0.01)	—	—
Distributions from return of capital	(0.13)	(0.24)	(0.11)	(0.20)	(0.22)

Total distributions	(0.60)	(0.63)	(0.64)	(0.51)	(0.67)

Net Asset Value, End of Period	$12.90	$10.93	$8.96	$8.84	$7.41

Total Return(1)	24.02%	30.07%	8.26%	26.40%	8.33%
Ratios/Supplemental Data
Net assets, end of period (000)	$178,104	$137,410	$85,915	$48,016	$10,936
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.77%	1.80%	1.93%	2.29%	3.73%
After expense reimbursement or recapture	1.83%	1.97%	1.97%	1.97%	1.97%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recapture	1.75%	3.18%	4.04%	4.12%	4.29%
After expense reimbursement or recapture	1.69%	3.01%	4.00%	4.44%	6.05%
Portfolio turnover	4.17%	1.52%	1.25%	12.04%	21.55%

(1)	Calculation does not reflect sales load.

Real Estate Fund Class B Shares

	For the Year Ended October 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.11	$9.11	$8.98	$7.53	$7.51

Income from Investment Operations:
Net investment income	0.12	0.26	0.35	0.28	0.40
Net realized and unrealized gain/(loss) on investments	2.40	2.30	0.36	1.63	0.16

Total from investment operations	2.52	2.56	0.71	1.91	0.56

Less Distributions:
Distributions from net investment income	(0.12)	(0.26)	(0.34)	(0.28)	(0.40)
Distributions from capital gains	(0.27)	(0.09)	(0.12)	—	—
Distributions in excess of ordinary income	—	—	(0.01)	—	—
Distributions from return of capital	(0.13)	(0.21)	(0.11)	(0.18)	(0.14)

Total distributions	(0.52)	(0.56)	(0.58)	(0.46)	(0.54)

Net Asset Value, End of Period	$13.11	$11.11	$9.11	$8.98	$7.53

Total Return(1)	23.13%	28.43%	7.59%	25.56%	7.72%
Ratios/Supplemental Data
Net assets, end of period (000)	$12,592	$11,983	$9,583	$6,254	$2,560
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	2.47%	2.50%	2.63%	2.99%	4.43%
After expense reimbursement or recapture	2.53%	2.67%	2.67%	2.67%	2.67%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recapture	1.05%	2.48%	3.34%	4.72%	3.59%
After expense reimbursement or recapture	0.99%	2.31%	3.30%	5.04%	5.35%
Portfolio turnover	4.17%	1.52%	1.25%	12.04%	21.55%

(1)	Calculation does not reflect CDSC charges.

Value Fund Shares

	For Year Ended October 31,		For the Period Ended October 31, 2002*
	2004	2003
Net Asset Value, Beginning of Period	$11.09	$9.63	$10.00

Income from Investment Operations:
Net investment income	0.04	0.07	0.01
Net realized and unrealized gain/(loss) on investments	0.68	1.51	(0.38)

Total from investment operations	0.72	1.58	(0.37)

Less Distributions:
Distributions from net investment income	(0.04)	(0.08)	—
Distributions from capital gains	(0.01)	—
Distributions from return of capital	(0.02)	(0.04)	—

Total distributions	(0.07)	(0.12)	—

Net Asset Value, End of Period	$11.74	$11.09	$9.63

Total Return(2)	6.48%	16.47%	(3.70	)%(1)
Ratios/Supplemental Data
Net assets, end of period (000)	$35,826	$17,279	$2,427
Ratio of expenses to average net assets:
Before expense reimbursement	2.03%	2.65%	7.38	%(3)
After expense reimbursement	1.97%	1.97%	1.97	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.29%	0.12%	(4.75	)%(3)
After expense reimbursement	0.35%	0.80%	0.66	%(3)
Portfolio turnover	0.00%	0.00%	21.59	%(1)

*	The Value Fund commenced investment operations on August 1, 2002.
(1)	Calculation is not annualized.
(2)	Calculation does not reflect sales load.
(3)	Calculation is annualized.

The following notice does not constitute part of and is not

incorporated into the prospectus of the Funds.

DAVID LERNER ASSOCIATES, INC.

Privacy Policy Statement

David Lerner Associates, Inc. is committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications or other forms or via telephone calls with you;

•	Information about your transactions with us (such as your purchases, sales, or account balances); or

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information to any non-affiliated third parties, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide all of the above information to companies that perform marketing or administrative services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your non-public personal information.

This notice also applies to the following entities that may be deemed to be affiliated with David Lerner Associates, Inc.:

SSH Securities, Inc.

Spirit of America Investment Fund, Inc.

Investment Adviser

Spirit of America Management, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 390-5575

Distributor

SSH Securities, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 390-5565

Shareholder Services

PFPC Inc.

P.O. Box 9800

Providence, RI 02940-8000

(800) 452-4892

Custodian

PFPC Trust Company

8800 Tinicum Boulevard, 3rd Floor

Philadelphia, PA 19153

Independent Registered Public Accounting Firm

Tait, Weller & Baker

1818 Market Street

Suite 2400

Philadelphia, PA 19103

Additional information about the Funds is contained in the Statement of Additional Information (the “SAI”). The SAI is incorporated by reference into this Prospectus.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement on page 32.

Additional information about the investments of each Fund is available in its annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain an SAI, annual report or semi-annual report for the Funds without charge, or request other information or make shareholder inquiries call collect 516-390-5565.

The Funds’ reports and SAI can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. Information on the operation of the Public Reference Room is available from the SEC by calling 202-942-8090. The reports and other information are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company File No. 811-8231

SOAPROS05